Global Growth FundSM American Funds Insurance Series®

Summary Prospectus Supplement

July 18, 2012
(for Class 1 shares summary prospectus and Class 2 shares summary prospectus dated May 1, 2012)

Effective September 1, 2012, the information under the heading "Portfolio counselors" in the "Management" section of the summary prospectus is amended in its entirety to read as follows:

Portfolio counselors

The individuals primarily responsible for the portfolio management of the fund are:

Portfolio counselor Series title (if applicable)	Portfolio counselor experience in this fund	Primary title with investment adviser
Martin Jacobs	3 years	Senior Vice President – Capital World Investors
Steven T. Watson	10 years	Senior Vice President – Capital World Investors
Paul A. White	8 years	Senior Vice President – Capital World Investors

Keep this supplement with your summary prospectus

INAFBS-012-0712O   CGD/8024-S34600